UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012

PVH CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Madison Avenue, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 381-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01    REGULATION FD DISCLOSURE

On October 31, 2012, PVH Corp. (“PVH”) and The Warnaco Group, Inc. (“Warnaco”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of October 29, 2012, among PVH, Warnaco and Wand Acquisition Corp., a wholly-owned subsidiary of PVH. A copy of the joint press release is attached hereto as Exhibit 99.1.  As part of this joint press release, PVH stated that it expected its earnings per share for its fiscal quarter ended October 28, 2012 and its full 2012 fiscal year would be at least at the high end of its guidance issued on October 2, 2012.

In addition, PVH and Warnaco also announced that they will hold a conference call on October 31, 2012 for analysts and investors that will include a presentation containing supplemental information regarding the proposed transaction. A copy of the presentation is attached hereto as Exhibit 99.2.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor is it to be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements and information about PVH’s current and future prospects and PVH’s operations and financial results, which are based on currently available information. Actual future results and financial performance could vary significantly from those anticipated in such statements.  The forward-looking statements include assumptions about PVH’s operations, and the proposed merger (including its benefits, results, effects and timing) that may not be realized.  Risks and uncertainties related to the merger include, but are not limited to: the risk that the conditions to the closing of the merger are not satisfied (including a failure of the stockholders of Warnaco to approve the merger and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated); potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; costs and difficulties related to the integration of Warnaco’s businesses and operations with PVH’s business and operations; the inability to obtain, or delays in obtaining, cost savings and synergies from the merger; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions.

Additional factors that could cause future results or events to differ from those we expect are those risks discussed under the heading “Risk Factors” in PVH’s Annual Report on Form 10-K for the fiscal year ended January 29, 2012, Warnaco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, PVH’s Quarterly Reports on Form 10-Q for the quarters ended April 29, 2012 and July 29, 2012, Warnaco’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012, and other reports filed by PVH and Warnaco with the SEC.  PVH undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. As a result of these risks and others, actual results could vary significantly from those anticipated in this Current Report on Form 8-K, and PVH’s financial condition and results of operations could be materially adversely affected.

Important Additional Information

In connection with the merger, PVH will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Warnaco and a Prospectus of PVH, as well as other relevant documents concerning the proposed transaction. WARNACO STOCKHOLDERS Are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about PVH and Warnaco, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from PVH at www.pvh.com under the heading “Investors” or from Warnaco by accessing Warnaco’s website at www.warnaco.com under the heading “Investor Relations.”

PVH and Warnaco and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Warnaco in connection with the merger. Information about the directors and executive officers of PVH and their ownership of PVH common stock is set forth in the proxy statement for PVH’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on May 10, 2012. Information about the directors and executive officers of Warnaco and their ownership of Warnaco common stock is set forth in the proxy statement for Warnaco’s 2012 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 11, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Joint press release of PVH Corp. and The Warnaco Group, Inc., dated October 31, 2012.
99.2	Investor presentation, October 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVH Corp.

Date: October 31, 2012
By: /s/ Mark D. Fischer
Name: Mark D. Fischer Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Joint press release of PVH Corp. and The Warnaco Group, Inc., dated October 31, 2012.
99.2	Investor presentation, October 31, 2012.